                                                                    Exhibit 10.3

          AMENDMENT No. 2 dated as of April 15, 1996 (this "Amendment"), to the Credit Agreement dated as of October 16, 1995, as amended by Amendment No. 1 thereto ("Amendment No. 1") dated as of February 28, 1996 (as so amended and as the same may be further amended, restated, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among RBX GROUP, INC., a Delaware corporation ("RBX Group"), RBX CORPORATION, a Delaware corporation and a wholly owned subsidiary of RBX Group (the "Borrower"), the several banks and other financial institutions party to the Credit Agreement (the "Lenders"), and CHEMICAL BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

     A. The Borrower has requested that certain amendments, among other amendments, be made to Sections 2 and 3 of Amendment No. 1 to the Credit Agreement to extend to August 15, 1996 the period during which Rubatex may consummate the Ensolite Transaction (as defined in Amendment No. 1).

     B. The Borrower has requested that the definition of "Indebtedness" be amended to provide that the obligation of Rubatex to make "earn-out" payments in connection with the Ensolite Transaction as permitted by Amendment No. 1 shall not constitute "Indebtedness" of the Borrower and its Subsidiaries.

     C. The Borrower has requested that certain amendments, among other amendments, be made to Subsection 8(a), Subsection 8(b) and Subsection 8(c) of the Credit Agreement in the event that the Effective Date (as defined herein) occurs and the Ensolite Transaction is consummated prior to August 15, 1996.

     D. The Borrower and the Required Lenders have agreed to the foregoing amendments, in each case on the terms and subject to the conditions set forth herein.

     E. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement as amended hereby.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Amendments to Amendment No. 1.
                 ------------------------------

     (a) Amendment to Section 1. Section 1 of Amendment No. 1 is hereby amended as set forth below:

     (i)  Subsection 1(b)(i) of Amendment No. 1 hereby deleted in its entirety;
          and

     (ii) Subsection 1(b)(ii) of Amendment No. 1 hereby deleted in its entirety.

     (b) Amendment to Section 2. The first sentence of Section 2 of Amendment No. 1 is hereby amended by deleting the date "April 15, 1996" and inserting in place thereof the date "August 15, 1996".

     (c) Amendment to Section 3. Section 3 of Amendment No. 1 is hereby amended as set forth below:

         (i) The first paragraph of Section 3 of Amendment No. 1 is hereby amended by deleting the date "April 15, 1996" and inserting in place thereof the date "August 15, 1996"; and

         (ii) Subsection 3(a)(v) of Amendment No. 1 is hereby deleted in its entirety and inserting in the place thereof:

         "(v) The definition of the term "Consolidated Interest Expense" shall be amended by adding at the end of such definition the following material:

         Notwithstanding the foregoing, (a) Interest Expense for the four-fiscal quarter period ending on Jun 30, 1996, shall be deemed equal to the sum of (i) Consolidated Interest Expense (other than the portion thereof that is attributable to the Additional Trache B Term Loans) for such period (as determined in accordance with the preceding sentence), and (ii) Consolidated Interest Expense that is attributable to the Additional Trache B Term Loans, which shall be deemed, for calculation purposes only, to be $990,000, (b) Consolidated Interest Expense for the four-fiscal-quarter period ending on September 30, 1996, shall be deemed equal to the sum of (i) Consolidated Interest Expense (other than the portion thereof that is attributable to the Additional Trache B term Loans) for such period, and (ii) Consolidated Interest Expense that is attributable to the Additional Trache B Term Loans for the fiscal quarter ending on September 30, 1996, multiplied by 4, (c) Consolidated Interest Expense for the four-fiscal-quarter period ending on December 31, 1996, shall be deemed equal to the sum of
         (i) Consolidated Interest Expense (other than the portion thereof that is attributable to the Additional Trache B Term Loans) for such period,
         (ii) Consolidated Interest Expense that is attributable to the Additional Trache B Term Loans for the fiscal quarter ending on September 30, 1996, and (iii) Consolidated Interest Expense that is attributable to the Additional Trance B term Loans for the fiscal quarter ending on December 31, 1996, multiplied by 3; and (d) Consolidated Interest Expense for the four-fiscal-quarter period ending March 31, 1997, shall be deemed equal to the sum of (i) Consolidated Interest Expense (other than the portion thereof that is attributable to the Additional Tranche B Term Loans) for such period, (ii) Consolidated Interest Expense that is attributable to the Additional Trache B Term Loans for the two fiscal quarters ending on December 31, 1996, and (iii) Consolidated Interest Expense that is attributable to the Additional Tranche B Term Loans for the fiscal quarter ending on March 31, 1997, multiplied by 2."

     (iii) Subsection 3(b) of Amendment No. 1 is hereby amended by deleting the date "April 15, 1996" and inserting in place thereof the date "August 15, 1996".

     (iv) Subsection 3(f) of Amendment No. 1 is hereby deleted in its entirety.

     (v) Subsection 3(g) of Amendment No. 1 is hereby deleted in its entirety.

     (vi) Subsection 3(h) of Amendment No. 1 is hereby deleted in its entirety.

     SECTION 2.  Amendment to the Credit Agreement.

     (a) Amendment to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by adding at the end of the definition of the term "Indebtedness" the following material:

          "Notwithstanding the foregoing, "Indebtedness" shall not include any obligation of Rubatex pursuant to the Earn-Out Agreement dated as of the date the Ensolite Transaction is consummated, by and between Uniroyal Technology Corporation and Rubatex, entered into in connection with the Ensolite Transaction."

     (b) Amendments to Subsection 4.1. Subsection 4.1 of the Credit Agreement is amended as set forth below:

          (i) the last sentence of Subsection 4.1(a) is hereby amended by deleting 2.75% and inserting in the place thereof 3%; and

          (ii) the last sentence of Subsection 4.1(b) is hereby amended by deleting 1.75% and inserting in the place thereof 2%.

     SECTION 3. Additional Amendments to the Credit Agreement Effective Upon Consummation of the Ensolite Transaction. In the event that the Effective Date occurs and the Ensolite Transaction is consummated on or prior to August 15, 1996, then (as defined in Amendment No. 1) the Credit Agreement shall be further amended without the necessity of any further action by RBX Group, the Borrower or the Lenders, as follows:

     (a) Amendments to Subsection 8.1(a). Subsection 8.1(a) of the Credit Agreement shall be amended by deleting the ratio set forth therein opposite each date set forth below and inserting in place thereof the ratio set forth opposite such date below:

                      Consolidated
                        Interest
Date                  Expense Ratio
- ----                  -------------

June 30, 1996         1.25 to 1.00

September 30, 1996    1.30 to 1.00

December 31, 1996     1.40 to 1.00



March 31, 1997        1.50 to 1.00

June 30, 1997         1.60 to 1.00

September 30, 1997    1.65 to 1.00

December 31, 1997     1.70 to 1.00

     (b) Amendment to Subsection 8.1(b). Subsection 8.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "(b) Maintenance of Consolidated EBITDA. Permit for any period of four consecutive fiscal quarters ending on (i) any fiscal quarter set forth below or
(ii) any fiscal quarter included in any fiscal year set forth below, the Consolidated EBITDA for the Borrower to be less than the amount set forth below opposite the applicable fiscal quarter or fiscal year:

                         Consolidated
 Fiscal Quarter Ending      EBITDA
 ---------------------   ------------

June 30, 1996             $24,000,000

September 30, 1996         24,000,000

December 31, 1996          26,000,000



March 31, 1997            $27,500,000

June 30, 1997              30,000,000

September 30, 1997         30,000,000

December 31, 1997          30,000,000

                         Consolidated
Fiscal Year Ending          EBITDA
- ------------------       ------------

December 31, 1998         $39,650,000

December 31, 1999          40,650,000

December 31, 2000          41,650,000

December 31, 2001          42,650,000

December 31, 2002          43,650,000

December 31, 2003          43,650,000

     (c) Amendment to Subsection 8.1(c). Subsection 8.1(c) of the Credit Agreement is hereby amended by deleting the ratio set forth therein opposite each date set forth below and inserting in place thereof the ratio set forth opposite such date below:

 Fiscal Quarter Ending   Leverage Ratio
- ----------------------   --------------

June 30, 1996            7.75 to 1.00

September 30, 1996       7.50 to 1.00

December 31, 1996        6.75 to 1.00



March 31, 1997           6.25 to 1.00

June 30, 1997            5.75 to 1.00

September 30, 1997       5.50 to 1.00


     SECTION 4. Fees. In consideration of the agreements of the Lenders contained herein, the Borrower agrees to pay to each Lender, through the Agent, an amendment fee (the "Amendment Fee") to any Lender that shall execute and deliver this Amendment to the Agent on or prior to June 7, 1996, an amount equal to 1/8 of 1% of the sum of (1) the outstanding Term Loans of such Lender and
(ii) the Revolving Credit Commitment (whether used or unused) of such Lender. In addition, the Borrower agrees to pay to each Lender having an Additional Tranche B Term Loan Commitment (as defined in Amendment No. 1), through the Agent, an additional amendment fee (the "Additional Amendment Fee") to any such Lender that shall execute and deliver this Amendment to the Agent on or prior to June 7, 1996, an amount equal to 3/4 of 1% of such Lender's allocated commitment of the Additional Tranche B Term Loans (as defined in Amendment No. 1). The Amendment Fee will be payable in immediately available funds on the Effective Date. The Additional Amendment Fee shall be payable in immediately available funds on the date the Additional Tranche B Term commitment is drawn-down. Once paid, neither the Amendment Fee nor the Additional Amendment Fee shall be refundable under any circumstances.

     SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Agent, that, after giving effect to this Amendment,
(a) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

     SECTION 6. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Effective Date") that the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of RBX Group, the Borrower and the Required Lenders.

     SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent, RBX Group or the Borrower under the Credit Agreement, Amendment No. 1 or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, Amendment No. 1 or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle RBX Group or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, Amendment No. 1 or any other Loan Document in similar or different circumstances.

     SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                       RBX GROUP, INC.

                                       By
                                          _______________________________
                                       Name:
                                       Title:



                                       RBX CORPORATION

                                       By
                                          _______________________________
                                          Name:
                                          Title: